UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2008 (March 28, 2008)
TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-31679 (Commission File No.)	84-1482290 (IRS Employer Identification No.)
410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)
(303) 565-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Purchase, Sale and Exploration Agreement
Form of Registration Rights Agreement
Form of Common Stock Purchase Warrant
Second Amended and Restated Credit Agreement
Press Release of Teton Energy dated April,3 2008

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K of Teton Energy Corporation (“Teton” or the “Company”), and the documents incorporated by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.
Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:
•	General economic and political conditions, including governmental energy policies, tax rates or policies and inflation rates;

•	The market price of, and demand for, oil and natural gas;

•	Our ability to service current and future indebtedness;

•	Our success in completing development and exploration activities;

•	Reliance on outside operating companies for drilling and development of our oil and gas properties;

•	Expansion and other development trends of the oil and gas industry;

•	Acquisitions and other business opportunities that may be presented to and pursued by us;

•	Our ability to integrate our acquisitions into our company structure; and

•	Changes in laws and regulations.
These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.
The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Purchase, Sale & Exploration Agreement
On March 28, 2008, Teton entered into the Purchase, Sale and Exploration Agreement (the “Purchase Agreement”), dated March 24, 2008 with Shelby Resources LLC, a Colorado limited liability company (“Shelby”). Pursuant to the Purchase Agreement, Teton agreed to purchase from Shelby and a group of approximately 14 other working interest owners (collectively, the “Sellers”), reserves, production and certain oil and gas properties in the Central Kansas Uplift of Kansas. The effective date of the acquisition is March 1, 2008.
The aggregate purchase price of $53.4 million was funded with $40.1 million of cash, and $13.3 million of Teton Common Stock (2,746,124 shares, par value $0.001 per share). The cash portion of the purchase price is subject to upward or downward adjustments as set forth in the Purchase Agreement. The Sellers agreed to provide, no later than 90 days after Closing, a Final Settlement Statement (the “Settlement Statement”). Teton will respond to the Settlement Statement within 30 days with a final settlement date being reached within 45 days after Teton’s initial response. Any differences not resolved between the parties will be submitted for dispute resolution to determine a final closing amount.

The Company also issued warrants (“Warrants”) to the Sellers to acquire an additional 625,000 shares of Common Stock. Each Warrant is exercisable on or after July 2, 2008 at an exercise price of $6.00 per share, and expires on April 1, 2010. The number of shares issuable upon exercise of the Warrants, and/or the applicable exercise price, may be proportionately adjusted in the event of a stock dividend, distribution, subdivision, combination, mergers, consolidation, sale of assets, or similar transaction.
Upon closing, Teton assumed certain liabilities and obligations related to the Undeveloped Properties, as set forth in Article 14 of the Purchase Agreement.
Pursuant to the Purchase Agreement, Teton and Shelby created an area of mutual interest (“AMI”), with 60% of the Oil and Gas Interests (as defined in the Purchase Agreement) to Teton and 40% to Shelby. The AMI will remain in force and effect for a period of 30 months commencing March 1, 2008. Shelby will be primarily responsible for the exploration, land acquisition and seismic activities in the AMI, and Teton will have a reasonable right of input with respect to these matters.
The terms of the transaction and the consideration paid were the result of arm’s length negotiations between the Company and the Sellers. Prior to the completion of the transaction, neither the Company nor any of its affiliates or officers, directors or their associates had any material relationship with the Sellers, other than in respect of the applicable material definitive agreements and the transactions contemplated therein and related thereto.
Registration Rights Agreement
In connection with the issuances of the shares of Common Stock and the Warrants, in connection with the Purchase Agreement, on the Closing Date, the Company entered into a Registration Rights Agreement (“Rights Agreement”) with the holders listed thereto (collectively, the “Holders”), pursuant to which the Company granted certain registration rights in connection with the Common Stock and Warrants issued as part of the purchase price for the Assets. Pursuant to the Rights Agreement, and subject to receipt of necessary information in writing from the Holders, the Company agreed to use commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the “SEC”) as soon as practicable after the Closing Date, but in no event later than 90 days from the Closing Date, a Registration Statement to enable the resale by the Holders of the shares of Common Stock issued as part of the purchase price, and the shares of Common Stock underlying the Warrants issued to the Holders. The Company also agreed to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing.
Additionally, the Rights Agreement provides that during the period between the Closing Date and October 2, 2008 (the “Lock-up Period”), neither any Holder nor any Permitted Assignee (as defined in the Rights Agreement) may transfer any shares of the Company’s Common Stock, except transfers to a Permitted Assignee. Further, following the Lock-up Period and through July 2, 2009, Holders and Permitted Assignees are prohibited from transferring any shares of the Company’s Common Stock except for (i) sales that do not exceed during any calendar month an amount equal to 15% of the sum of the number of shares of Common Stock such Holder received as part of the Purchase Price, and the number of shares of Common Stock issued upon exercise of Warrants received pursuant to the Purchase Agreement; and (ii) sales of not less than 100,000 shares, unless otherwise consented to by the Company.
The foregoing summaries of the Purchase Agreement, Rights Agreement, and of the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.
Second Amended and Restated Credit Agreement
On April 2, 2008, Teton entered into a second amended and restated revolving credit facility (the “Amended Credit Facility”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent. The Amended Credit Facility increases the Company’s pre-existing borrowing capacity from $50 million to $150 million. The Amended Credit Facility matures on April 2, 2011, and is available to be used for working capital requirements, capital expenditures, acquisitions, general corporate purposes and to support letters of credit. The Amended Credit Facility has an initial borrowing base of $50 million with an initial conforming borrowing base of $40 million.
The borrowing base (and the confirming borrowing base, but only until the Conforming Date, which is defined in the Amended Credit Agreement) is scheduled to be redetermined on a semi-annual basis. The first redetermination of the borrowing base is scheduled for November 1, 2008, and a supplemental redetermination is scheduled for August 1, 2008. Teton may request, and JPMorgan Chase may permit, additional redeterminations and supplemental redeterminations of the borrowing base and/or conforming borrowing base between scheduled redeterminations. Any interim or supplemental redetermination of the conforming borrowing base prior to the Confirming Date will be made based upon JPMorgan Chase’s application of certain credit criteria.
The Amended Credit Facility provides that the Conforming Borrowing Base and, after the Conforming Date, the Borrowing Base, will be automatically reduced to the amount of the conforming borrowing base, and at all times thereafter will be equal in amount to the conforming borrowing base, as it is redetermined from time to time in accordance with the method described above.
Teton has also agreed to enter into certain swap agreements for crude oil and natural gas for up to 5 years upon terms and conditions acceptable to JPMorgan
Under the Amended Credit Facility, each loan bears interest at a Eurodollar rate (based on the London Interbank Offered Rate) or a base rate (the higher of the Prime Rate or the Federal Funds Rate plus one-half of one percent), plus an additional margin based on the amount of the Company’s total outstanding borrowings relative to the total borrowing base. In addition, under the terms of the Amended Credit Facility, Teton is required to pay, quarterly, a commitment fee of between 0.375% and 0.500% per annum, depending upon the percentage of borrowing utilization, on the average daily amount of the unused amount of the commitment of each lender. Loans made under the Amended Credit Facility are secured primarily by a first mortgage against the Company’s oil and gas assets and by a pledge of the equity of the Company’s subsidiaries and a guaranty by those same subsidiaries.
The Amended Credit Facility contains customary affirmative and negative covenants such as minimum/maximum ratios for liquidity and leverage. Under the terms of the Amended Credit Facility, certain covenants commence at the end of our first quarter of fiscal 2008.
The foregoing summary of the terms of the Amended Credit Facility and the security interests and liens granted in connection therewith is qualified in its entirety by reference to the Amended Credit Facility a copy of which is attached as an exhibit to this Current Report on Form 8-K.
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On April 2, 2008, (the “Closing Date”) Teton completed the purchase of reserves, production and certain oil and gas properties in the Central Kansas Uplift of Kansas, pursuant to the Purchase Agreement. The effective date of the acquisition is March 1, 2008. Additional information regarding the acquisition is set forth above under Item 1.01, Entry Into a Material Definitive Agreement, and is incorporated herein by reference.
The Company also announced the acquisition by press release dated April 3, 2008, a copy of which is attached hereto as Exhibit 99.1.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information included in Item 1.01 of this Report, set forth under the heading “Second Amended and Restated Credit Agreement” is incorporated by reference into this Item 2.03.
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.
As part of the consideration for the purchase of Assets on April 2, 2008, the Company issued to the Sellers an aggregate of 2,746,128 shares of Common Stock and Warrants to purchase an aggregate 625,000 shares of Common Stock. Each Warrant is exercisable on or after July 2, 2008 at an exercise price of $6.00 per share, and expires on April 1, 2010. The number of shares issuable upon exercise of the Warrants, and/or the applicable exercise price, may be proportionately adjusted in the event of a stock dividend, distribution, subdivision, combination, mergers, consolidation, sale of assets, or similar transaction.
The offering of the shares of Common Stock and Warrants was not registered under the Securities Act of 1933, as amended (the “Act”) in reliance on an exemption from registration under Section 4(2) of the Act based on the limited number of purchasers, their sophistication in financial matters, and their access to information concerning the Company.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements of businesses acquired.
The audited financial statements required by this item have not been filed with this initial Current Report on Form 8-K, but will be filed by amendment within seventy-one (71) calendar days after the date this Current Report is due.
(b) Pro Forma financial information.
The pro forma financial information required by this item has not been filed with this initial Current Report on Form 8-K, but will be filed by amendment within seventy-one (71) calendar days after the date this Current Report is due.
(c) Shell Company Transactions.
Not Applicable.
(d) Exhibits.

Exhibit No.	Description

10.1	Purchase, Sale and Exploration Agreement dated March 24, 2008, entered into on March 28, 2008 by and between, Teton Energy Corporation and Shelby Resources LLC.

10.2	Form of Registration Rights Agreement.

10.3	Form of Teton Energy Corporation Common Stock Purchase Warrant.

10.4	Second Amended and Restated Credit Agreement dated as of April 2, 2008 among Teton Energy Corporation, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto.

99.1	Press Release of Teton Energy dated April 3, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: April 3, 2008	TETON ENERGY CORPORATION
	By:	/s/ Karl F. Arleth
Karl F. Arleth
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase, Sale and Exploration Agreement dated March 24, 2008, entered into on March 28, 2008 by and between, Teton Energy Corporation and Shelby Resources LLC.

10.2	Form of Registration Rights Agreement.

10.3	Form of Teton Energy Corporation Common Stock Purchase Warrant.

10.4	Second Amended and Restated Credit Agreement dated as of April 2, 2008 among Teton Energy Corporation, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto.

99.1	Press Release of Teton Energy dated April 3, 2008.